UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


        Date of Report (Date of earliest event reported) October 20, 2004
                                ----------------



                               ILEX ONCOLOGY, INC.
--------------------------------------------------------------------------------
             (Exact name of registrant as specified in its charter)



          Delaware                    0-23413                 74-2699185
(State or other jurisdiction     (Commission File Number)   (IRS Employer
     of incorporation)                                     Identification No.)



4545 Horizon Hill Blvd., San Antonio, Texas                78229
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(Address of principal executive offices)                 (Zip Code)



                     (210) 949-8200 (Registrant's telephone
                          number, including area code)


         (Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02. Results of Operations and Financial Condition

         On October 20, 2004, the Company issued a press release regarding its financial results for the quarter ended September 30, 2004. The full text of the press release issued in connection with the announcement is attached as Exhibit
99.1 to this Current Report on Form 8-K. The information furnished in this report, including the information contained in Exhibit 99.1, shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act (the "Exchange Act") or otherwise subject to liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933 of the Exchange Act, except as expressly set forth by specific reference in such filing.

Item 9.01. Financial Statements and Exhibits

         (a) Financial Statements of Business Acquired.

                  None.

         (b) Pro Forma Financial Information.

                  None.

         (c)      Exhibits

                  99.1 Press Release

                                   SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                               ILEX ONCOLOGY, INC.



                               By: /s/ Ronald G. Tefteller
                               ----------------------------------------------
                               Ronald G. Tefteller
                               Senior Vice President, General Counsel and
                               Corporate Secretary

Dated October 20, 2004